CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS (Schedule of Significant Inputs for the Valuation Model used to Estimate Fair Value of Investments - UiTV Media Inc. or UiTV) (Details) (UiTV Media Inc. or UiTV [Member], Convertible Bond [Member], Equity Method [Member], USD $)
In Thousands, unless otherwise specified
12 Months Ended
Dec. 31, 2014
UiTV Media Inc. or UiTV [Member] | Convertible Bond [Member] | Equity Method [Member]
Significant inputs for the valuation model used to estimate fair value of investments
Total fair value of invested capital as at valuation date	$ 20,000
Discount rate (as a percent)	40.00%